Loans Receivable	12 Months Ended
Dec. 31, 2023
Loans Receivable
Loans Receivable

Note 7 – Loans Receivable

Changes in loans receivable for the years ended December 31, 2023 and 2022 were as follows:

	Noront Term Loan	Skeena Convertible Debenture	Total
Balance at January 1, 2022	$39.7	$—	$39.7
Finance income	3.0	—	3.0
Settlement of loan receivable	(42.7)	—	(42.7)
Balance at December 31, 2022	$—	$—	$—

Balance at January 1, 2023	$—	$—	$—
Initial Investment	—	18.7	18.7
Fair value adjustment	—	5.9	5.9
Impact of foreign exchange	—	0.2	0.2
Balance at December 31, 2023	$—	$24.8	$24.8

(a)	Skeena Convertible Debenture

On December 18, 2023, the Company advanced $18.7 million (C$25.0 million) to Skeena as a convertible debenture. The Skeena Convertible Debenture carries an interest rate of 7% and matures on the earlier of December 19, 2028, or on the completion of a project financing for Eskay Creek approved by the Board of Skeena. The Skeena Convertible Debenture is convertible into Skeena common shares at a conversion price of C$7.70. Interest payments may be capitalized and deferred until maturity.

The Skeena Convertible Debenture is measured at FVTPL using present value techniques and assumptions concerning the amount of and timing of future cash flows and discount rates which factor in the appropriate credit risk and the Black-Scholes option pricing model to calculate the fair value of the conversion option.

(b)	Noront Term Loan

In 2015, the Company advanced $25.0 million to Noront Resources Ltd. (“Noront”) as part of the Company’s acquisition of royalty rights in the Ring of Fire mining district of Ontario, Canada, in April 2015. On May 4, 2022, following the acquisition of Noront by Wyloo Metals Pty Ltd., the Company received $42.7 million as full repayment of the loan. The Noront term loan was measured at amortized cost.